UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.           )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

West Pharmaceutical Services, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V31461-P04951 WEST PHARMACEUTICAL SERVICES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 WEST PHARMACEUTICAL SERVICES, INC. 2024 Annual Meeting Vote by April 22, 2024 at 11:59 PM ET for shares held directly. For shares held in a Plan, vote by April 20, 2024 11:59 PM ET. You invested in WEST PHARMACEUTICAL SERVICES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 23, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 9, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 23, 2024 9:30 AM EDT Virtually at: www.virtualshareholdermeeting.com/WST2024

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V31462-P04951 1. Election of Directors Nominees: 1a. Mark A. Buthman For 1b. William F. Feehery For 1c. Robert F. Friel For 1d. Eric M. Green For 1e. Thomas W. Hofmann For 1f. Molly E. Joseph For 1g. Deborah L. V. Keller For 1h. Myla P. Lai-Goldman For 1i. Stephen H. Lockhart For 1j. Douglas A. Michels For 1k. Paolo Pucci For 2. Advisory vote to approve named executive officer compensation; For 3. Amend and Restate Our Amended and Restated Articles of Incorporation to Eliminate Supermajority Transaction Requirement; For 4. Amend and Restate Our Amended and Restated Articles of Incorporation to Eliminate Supermajority Amendment Requirement; For 5. Ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for 2024; and For 6. Shareholder Proposal Entitled “Simple Majority Vote” Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof.